UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported):  January 8, 2009

GENMED HOLDING CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-26607	88-0390828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rontgenlaan 27, 2719 DX Zoetermeer, Holland	2719 DX
(Address of principal executive offices)	(Zip Code)

 Registrant's telephone number, including area code:  011-31-793-630-129

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Section 8 – Other Events

ITEM 8.01            Other Events

Genmed Holding Corp. (the “Company”) has been named as a defendant in a lawsuit filed in the Circuit Court of the 11th Judicial Circuit in Miami-Dade County, Florida, Case No. 08-79227CA25. The Company’s former Chief Executive Officer, Jerri Palmer, has instigated the lawsuit against the Company alleging Breach of Contract and an Action for Unpaid Wages pursuant to Fla. Stat. 448.01 et seq.  Ms. Palmer is claiming damages in excess of $15,000.

Ms. Palmer was the Company’s Chief Executive Officer from December 5, 2005, until her resignation on May 19, 2006.

The Company believes that Ms. Palmer’s claims are without merit and intends to vigorously defend itself.

Section 9 – Financial Statements and Exhibits

ITEM 9.01            Financial Statements and Exhibits.

Exhibits	99.1 Summons and Complaint lawsuit filed in the Circuit Court of the 11th Judicial Circuit in Miami-Dade County, Florida, Case No. 08-79227CA25.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genmed Holding Corp.
Date: January 14, 2009
By:
/s/ Randy Hibma
Randy Hibma, Vice President and Chief Financial Officer